SOLARGEN PROYECTOS E INSTALACIONES, S.L.
Núñez de Balboa 120
Madrid

March 5, 2008

Dear Sirs:

Construction Contract for the Solar Park located in Casas de Don Pedro

We hereby refer to the turnkey contract entered into between SunPower Energy Systems Spain, S.L. and Solargen Proyectos e Instalaciones, S.L. on December 28, 2007, as amended by two amendment contracts entered into between both parties on January 31 and February 8, 2008 (jointly referred as the “Construction Contract”). Terms in capital letters not expressly defined in this letter should have the meaning they have in the Construction Contract.

By virtue of this letter we confirm you that we have accepted to extend the term agreed by the Parties for the fulfillment of Conditions Precedent of Phase 2 until March 30, 2008. Based on the above, references made in Clause 3(2) to March 3, 2008 should be deemed as references to March 30, 2008.

We kindly request you to send us a copy of this letter signed by an attorney of Solargen Proyectos e Instalaciones, S.L. in order to document your acceptance of the abovementioned amendment.

Sincerily,

SunPower Energy Systems Spain, S.L.
Signed Marco Antonio Northland

Received and agreed:

Solargen Proyectos e Instalaciones, S.L.
Signed D. Rafael Sánchez-Castillo Lodares
March 5, 2008